Prospectus Supplement	May 15, 2009

Putnam Floating Rate Income Fund Prospectus dated June 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Paul Scanlon, Norman Boucher and Robert Salvin are now the officers of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio. Positions held by Messrs. Scanlon, Boucher and Salvin over the past five years and their fund holdings are set forth in the prospectus.

The sub-section Investment management team is deleted, except for the tabular information regarding Messrs. Scanlon, Boucher and Salvin’s length of service and business experience during the past five years. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Loan Participation Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.